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                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                         ------------------------------


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

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       Date of Report (Date of earliest event reported): August 17, 1999


                         ROBERTS REALTY INVESTORS, INC.
               (Exact name of Registrant as specified in charter)



         GEORGIA                     001-13183                  56-2122873
(State or other Jurisdiction   (Commission File Number)      (I.R.S. Employer
     of Incorporation)                                    Identification Number)


  8010 ROSWELL ROAD, SUITE 120, ATLANTA, GEORGIA                       30350
       (Address of principal executive offices)                      (Zip Code)

                                 (770) 394-6000
              (Registrant's Telephone Number, including Area Code)

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ITEM 5.           OTHER EVENTS

         Roberts Realty is filing this Current Report on Form 8-K so as to file with the SEC a press release concerning the scheduled sale of Roberts Realty's Bentley Place apartment community and the declaration of a special distribution to shareholders of the net proceeds of that sale.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits

         Exhibit No.     Description

         99.2            Press release concerning the sale of Bentley Place and the declaration of a special distribution.



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                                   Signatures


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be filed on its behalf by the undersigned hereunto duly authorized.


                             ROBERTS REALTY INVESTORS, INC.


Dated:   August 17, 1999     By: /s/ Charles R. Elliott
                                -------------------------------------------
                                Charles R. Elliott, Chief Financial Officer
                                (The Registrant's Principal Financial and Chief Accounting Officer, who is duly authorized to sign this report)



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Exhibit Index

Exhibit No.       Description

99.2              Press release concerning the sale of Bentley Place and the declaration of a special distribution.